                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:    April 14, 1999
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United Community Financial Corp.
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(Exact name of registrant as specified in its charter)

Ohio                              0-24399                  34-1856319
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(State or other jurisdiction      (Commission            (IRS Employer of
     incorporation         )      File Number)           Identification Number)

275 Federal Plaza West
Youngstown, Ohio                                                  44503-1203
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (330) 742-0500
                                                   ----------------------------
                           Not Applicable
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(Former name or former address, if changes since last report.)

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                        UNITED COMMUNITY FINANCIAL CORP.
                             275 Federal Plaza West
                           Youngstown, Ohio 44503-1203

                              FOR IMMEDIATE RELEASE

                                                                Douglas M. McKay
                                                                       President
                                                        (330) 742-0500, Ext. 801

                   UNITED COMMUNITY FINANCIAL CORP. ANNOUNCES
                         EARNINGS FOR FIRST QUARTER 1999

Youngstown, Ohio - April 14, 1999 - United Community Financial Corp. (Nasdaq:
UCFC), holding company for The Home Savings and Loan Company of Youngstown, Ohio, (Home Savings), announced net income for the three months ended March 31, 1999 of $4.7 million, or $.15 per share. Net income for the comparable period in 1998 was $2.7 million. United Community Financial Corp.'s (UCFC) annualized return on average assets and return on average equity were 1.49% and 4.04%, respectively, for the three months ended March 31, 1999. The annualized return on average assets and return on average equity for the comparable period in 1998 were 1.03% and 7.59%, respectively. Effective July 8, 1998, Home Savings converted from a mutual association to a stock company and formed UCFC.

Douglas M. McKay, President of UCFC, said "There was a significant increase in earnings for the first quarter of 1999 compared to the same period in 1998. This increase was primarily attributable to a substantial increase in net interest income, due to a reduction in our overall cost of interest-bearing liabilities combined with an increase in interest-earning assets."

Total shareholders' equity increased $2.4 million to $467.0 million at March 31, 1999 from $464.6 million at December 31, 1998. This increase was primarily due to first quarter earnings which were partially offset by the first quarter dividend of $0.075 per share paid in March 1999. Book value per share was $14.52 as of March 31, 1999. Total assets increased $5.9 million from December 31, 1998 to March 31, 1999. The primary reason for the increase in total assets was a result of an increase in net loans of $13.4 million which was partially offset by decreases of $4.4 million in the investment portfolio and $5.0 million in cash and cash equivalents. Deposits increased by $3.7 million as of March 31, 1999 compared to December 31, 1998.

Home Savings has 14 offices located throughout Mahoning, Columbiana and Trumbull Counties in Northeastern Ohio. Additional information may be found on Home Savings' web site: www.homesavingsandloan.com.

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                        UNITED COMMUNITY FINANCIAL CORP.

                                                                                         As of                       As of
                                                                                    March 31, 1999             December 31,1998
                                                                                    --------------             ----------------
                                                                                       (In thousands, except per share data)
SELECTED FINANCIAL CONDITION DATA:

ASSETS
     Cash and cash equivalents                                                     $          165,494         $            170,508
     Mortgage-backed securities                                                               264,123                      281,889
     Investment securities                                                                    129,221                      115,881
     Federal Home Loan Bank stock                                                              12,164                       11,958
     Net loans receivable:
         Loans held for investment                                                            673,020                      659,903
         Loans held for sale                                                                    4,306                        3,993
         Allowance for loan losses                                                             (6,461)                      (6,398)
     Real estate owned                                                                            196                           78
     Other assets                                                                              21,092                       19,493
                                                                                  --------------------       ----------------------
             Total assets                                                          $        1,263,155         $          1,257,305

LIABILITIES
     Deposits                                                                      $          781,301         $            777,583
     Other liabilities                                                                         14,815                       15,077
                                                                                  --------------------       ----------------------
             Total liabilities                                                     $          796,116         $            792,660

SHAREHOLDERS' EQUITY
         Preferred stock-no par value; 1,000,000 shares authorized and unissued
             at March 31, 1999                                                                      -                            -
         Common stock-no par value; 499,000,000 shares authorized; 34,715,625
             shares issued-and 32,175,008 outstanding at March 31, 1999            $          342,921         $            342,840
         Retained earnings                                                                    149,235                      146,934
         Other comprehensive income                                                               289                          733
         Unearned compensation                                                                (25,406)                     (25,862)
                                                                                  --------------------       ----------------------
             Total shareholders' equity                                            $          467,039         $            464,645

     Book value per share                                                          $            14.52         $              14.46
     Dividends paid per share                                                      $            0.075         $              0.075


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
                                                    Three Months Ended           Three Months Ended           Three Months Ended
                                                        March 31,                   December 31,                   March 31,
                                                           1999                         1998                         1998
                                                  -----------------------      -----------------------       ----------------------
                                                                       (In thousands, except per share data)
SELECTED EARNINGS DATA:

     Interest income                                $             21,598         $             21,974          $            19,678
     Interest expense                                              7,507                        7,777                        9,556
                                                  -----------------------      -----------------------       ----------------------
     Net interest income                                          14,091                       14,197                       10,122

     Provision for loan losses                                        75                          150                          250
     Noninterest income:
         Service fees and other charges                              273                          299                          280
         Net gains (losses)
             Securities                                                -                            -                           13
             Other                                                     1                          (10)                         (52)
         Other income                                                116                          193                          137
                                                  -----------------------      -----------------------       ----------------------
             Total noninterest income                                390                          482                          378

     Noninterest expense
         Salaries and employee benefits                            4,183                        4,306                        3,581
         Occupancy                                                   301                          317                          313
         Equipment and data processing                               646                          613                          603
         Other noninterest expense                                 1,983                        2,010                        1,598
                                                  -----------------------      -----------------------       ----------------------
             Total noninterest expense                             7,113                        7,246                        6,095

     Income before taxes                                           7,293                        7,283                        4,155
     Income taxes                                                  2,582                        2,725                        1,454
                                                  -----------------------      -----------------------       ----------------------
     Net income                                     $              4,711         $              4,558          $             2,701
                                                  -----------------------      -----------------------       ----------------------
                                                  -----------------------      -----------------------       ----------------------

     Basic earnings per share                       $               0.15         $               0.14                 N/A
     Diluted earnings per share                     $               0.15         $               0.14                 N/A


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
                                                                                           Three Months Ended
                                                                                  March 31,                 December 31,
                                                                                     1999                       1998
                                                                              -------------------       ----------------------
                                                                                         (Dollars in thousands)
AVERAGE DAILY BALANCE OF SELECTED FINANCIAL CONDITION DATA:

     Net loans held for investment (including allowance for loan losses         $        660,225           $          646,962
         of $6,413 and $6,315, respectively)
     Net loans held for sale                                                               4,035                        3,679
     Mortgage-backed securities                                                          270,668                      284,989
     Investment securities                                                               123,140                      104,940
     Other interest-earning assets                                                       171,948                      182,192
     Total interest-earning assets                                                     1,230,016                    1,222,762
     Total assets                                                                      1,261,453                    1,253,463
     Certificates of deposit                                                             429,325                      432,713
     Checking, demand and savings accounts                                               340,454                      331,182
     Total interest-bearing deposits                                                     769,779                      763,895
     Total noninterest-bearing deposits                                                    6,712                        6,752
     Total liabilities                                                                   795,367                      789,276
     Shareholders' equity                                                                466,086                      464,187
     Common shares outstanding                                                        32,152,489                   32,105,871


SUPPLEMENTAL LOAN DATA:

     Loans originated                                                           $         56,542           $           67,718
     Loans purchased                                                                           -                            -
     Loan chargeoffs                                                                          22                           29
     Recoveries on loans                                                                       9                           16


                                                                                    As of                       As of
                                                                                March 31, 1999            December 31, 1998
                                                                              -------------------       ----------------------
                                                                                           (Dollars in thousands)
SUPPLEMENTAL DATA:

     Nonaccrual loans                                                           $          4,856           $            5,729
     Restructured loans                                                                    1,822                        1,832
     Other real estate owned                                                                 196                           78
     Total nonperforming assets                                                            6,874                        7,639
     Loans serviced for others                                                             5,696                        6,002
     Number of full time equivalent employees                                                417                          418
     Mortgage-backed securities available for sale                                        97,127                       98,890
     Mortgage-backed securities held to maturity                                         166,996                      182,999
     Investment securities available for sale                                            129,221                      110,888
     Investment securities held to maturity                                                    -                        4,993
     Federal home loan bank stock                                                         12,164                       11,958
     Fair value of held to maturity securities                                           170,127                      192,026

REGULATORY CAPITAL DATA:

     Regulatory tangible capital                                                $        303,666           $          299,617
     Tangible capital ratio                                                                26.97                        26.80
     Regulatory core capital                                                             303,666                      299,617
     Core capital ratio                                                                    26.97                        26.80
     Regulatory total capital                                                            310,031                      305,919
     Total risk adjusted assets                                                          605,685                      593,913
     Total risk adjusted ratio                                                             51.19                        51.51
